Exhibit 99.3

Execution Version

January 27, 2023

5TH Amendment to TeraWulf Loan, Guaranty and Security Agreement

Binding Term Sheet

Reference is made to that certain Loan, Guaranty and Security Agreement dated as of December 1, 2021, by and among TeraWulf Inc., a Delaware corporation (“Borrower”), the Guarantors (as defined in the Loan Agreement (as defined below)) party thereto, the Lenders (as defined in the Loan Agreement (as defined below)) party thereto, and Wilmington Trust, National Association, a national banking association, in its capacity as administrative agent and collateral agent for the Lenders (in such capacities, and together with its successors and assigns in such capacities, “Agent”) (as amended by the First Amendment to Loan, Guaranty and Security Agreement dated as of July 1, 2022, the Second Amendment to Loan, Guaranty and Security Agreement, Consent and Amendment to First Amendment dated as of August 26, 2022, the Third Amendment to Loan, Guaranty and Security Agreement dated as of October 7, 2022, and the Fourth Amendment to Loan, Guaranty and Security Agreement dated as of January 6, 2023, the “Loan Agreement”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement.

Borrower has requested, and the Lenders party to this binding term sheet (“Term Sheet”) have agreed, to make certain amendments to the Loan Agreement via a Fifth Amendment thereto (the “5th Amendment”), as set forth in this Term Sheet, subject to the terms and conditions set forth herein, in the 5th LGSA Amendment and in the Loan Agreement.

Monthly Interest Payments, Amortization Deferral and Excess Cash Flow Sweep
Monthly Interest Payments: Interest Payments to change from quarterly to monthly commencing in May 2023	Commencing on May 5, 2023 and continuing on the fifth (5th) Business Day of each month thereafter, Borrower shall make monthly payments of interest to the Lenders in arrears on the outstanding principal amount of the Term Loans at the rate set forth in Section 2.3(a) of the Loan Agreement.

One Year Deferral of Amortization of Term Loans:

Commencement of amortization on all Term Loans to be deferred to April 8, 2024, subject to certain conditions, and, if such deferral occurs, such required amortization may be cancelled entirely if a specified prepayment

Subject to the satisfaction of the Amortization Deferral Conditions (as defined below), Borrower shall repay the outstanding principal balance of the Term Loans in quarterly installments on each Payment Date, beginning with April 8, 2024, equal to 25.00% of the unpaid principal amount of Term Loans (including the Closing Date Term Loan, the First Amendment Term Loan and the Delayed Draw Term Loans) outstanding following the January 2024 Payment Date; provided, that if the Amortization Deferral Conditions are satisfied, Borrower shall not be required to make any such amortization payments if Borrower satisfies the Specified Prepayment Condition (as defined below) on or before April 1, 2024.

“Amortization Deferral Conditions” means the following:

target is satisfied on or before April 1, 2024

1.       Completion of the Qualifying Equity Capital Raise on or before March 15, 2023;

2.       Compliance with the Borrower Corporate Governance provisions set forth below; and

3.       No Default or Event of Default has occurred or is continuing.

“Specified Prepayment Condition” means that Borrower’s prepayments of principal of the Term Loans out of Excess Cash Flow and/or with the net proceeds of the issuance of any equity or Equity-Linked Securities (as defined below) (including from any Excess Proceeds (as defined below) from the Qualified Equity Capital Raise (as defined below), but excluding any proceeds from the exercise of the Lender Warrants (as defined below)) exceed $40 million in the aggregate.

“Qualified Equity Capital Raise” means the issuance by Borrower of any equity or Equity-Linked Securities (as defined below) in one or more transactions between January 23, 2023 and March 15, 2023 with aggregate net proceeds of at least $33.5 million received by Borrower from such issuances no later than March 15, 2023, provided, that any proceeds received by Borrower from the exercise of warrants issued to certain investors on December 12, 2022 to purchase up to 8,750,000 shares of Borrower’s common stock (the “December Warrants”) shall be included in the calculation of such net proceeds up to an aggregate amount of $3.5 million.

“Equity-Linked Securities” means any option or warrant to purchase equity or other security or instrument that is convertible into or exchangeable for equity, including convertible indebtedness that has actually converted into equity, but excluding convertible indebtedness that has not been converted into equity or any other form of Indebtedness.

“Excess Proceeds” means net proceeds from the Qualified Equity Capital Raise in excess of $33.5 million.

For the avoidance of doubt, nothing herein shall relieve the Loan Parties of their obligation to pay any Prepayment Fee in connection with any prepayment of Term Loans from Excess Proceeds or any other issuance of common stock, preferred stock or convertible preferred stock.

Excess Cash Flow Sweep: If the Amortization Deferral Conditions are satisfied, quarterly prepayments of Excess

If the Amortization Deferral Conditions have been satisfied, Borrower shall make a mandatory prepayment of the Term Loans in an amount equal to (i) 80% of the estimated Excess Cash Flow for the applicable fiscal quarter (the “Estimated ECF Payment”) on each Payment Date occurring from April 2023 through and including January 2024, and (ii) the difference between the actual Excess Cash Flow and the Estimated

Cash Flow will be required

ECF Payment for the applicable fiscal quarter within (A) 45 days after the end of the applicable fiscal quarter, in the case of each of the first, second and third fiscal quarters of 2023 and (B) 90 days after the fourth fiscal quarter of 2023.

If Borrower has satisfied the Specified Prepayment Condition on or before April 1, 2024, Borrower shall continue to make mandatory prepayments of the Term Loans in an amount equal to (i) 80% of the Excess Cash Flow on each Payment Date occurring from April 2024 through and including October 2024, and (ii) 20% of the Excess Cash Flow within 45 days after the end of the applicable fiscal quarter.

All outstanding principal and accrued and unpaid interest with respect to the Term Loans are due and payable in full on the Maturity Date (December 1, 2024).

“Excess Cash Flow” means, with respect to each applicable fiscal quarter, the cash flow from the Loan Parties’ operations calculated in accordance with GAAP for such fiscal quarter, minus Capital Expenditures (as defined below) for such fiscal quarter, subject to the Excess Cash Flow Adjustments (as defined below).

”Capital Expenditures” means, for any period, the sum of the aggregate amount of (a) all payments of the Loan Parties on a consolidated basis for property, plant or equipment during such period which, in accordance with GAAP, would be classified as capital expenditures, and (b) all payments by the Loan Parties in connection with the financing of insurance premiums in the ordinary course of business which are direct obligations of any Loan Party (“Qualified Insurance Costs”).[1]

Excess Cash Flow Adjustments:

“Excess Cash Flow Adjustments” means the following adjustments to be taken into account in calculating Excess Cash Flow:

o      For the purposes of calculating Excess Cash Flow for any fiscal quarter ending on or after June 30, 2023, (i) Corporate SG&A Payments (whether in cash or in kind, and excluding Qualified Insurance Costs) exceeding $5 million for such fiscal quarter will be added back to Excess Cash Flow and (ii) stock-based compensation will be excluded.

o      For the purposes of calculating Excess Cash Flow for any fiscal quarter ending on or after September 30, 2023, Capital Expenditures exceeding $1 million (excluding Qualified

1 Note: “Capital Expenditures” includes miner equipment shipping, sales tax and customs and import fees as well as certain capitalized labor expenses.

Insurance Costs) for such fiscal quarter will be added back to Excess Cash Flow.

o      Payments for certain accrued financial and/or legal advisory fees as of January 20, 2023 that would otherwise reduce Excess Cash Flow will be added back to Excess Cash Flow.

“Corporate SG&A Payments” means payments for goods or services unrelated to mining operations at the Lake Mariner and Nautilus sites.

Borrower Corporate Governance
Right to Appoint Lender Designee:	Required Lenders shall have the right to designate a member of Borrower’s board of directors (“Lender Designee”), who shall be mutually acceptable to Borrower and the Required Lenders. If the Required Lenders and Borrower cannot agree on a Lender Designee, the Required Lenders shall submit three additional Lender Designee candidates to Borrower for consideration, and Borrower and its Board of Directors shall select the Lender Designee from such additional three candidates.
Strategic Review Committee:	Borrower’s board of directors shall form a three-member Strategic Review Committee whose members shall include the Lender Designee and Borrower’s director Jason New or Borrower’s Chief Financial Officer Patrick Fleury, provided, that the Strategic Review Committee’s charter shall be mutually acceptable to the Required Lenders and Borrower’s board of directors.
Right to Appoint Board Observer:	As of the 5th Amendment effective date, the Required Lenders shall appoint an observer to Borrower’s board of directors (“Observer”), who shall have the right to attend all board and committee meetings (including meetings of the Strategic Review Committee).
Additional Loan Agreement Covenant
13-week Cash Budget:

Compliance with a 13-week cash budget in a form reasonably satisfactory to the Lenders (“13-Week Budget”), which shall include any net proceeds received by Borrower from the Qualifying Equity Capital Raise, with permitted variances with respect to revenue and costs (but not the Qualified Equity Capital Raise) to be agreed.

13-Week Budget to be updated on a monthly basis until Company achieves full operation of its 110 MW of mining capacity at Lake Mariner and 50 MW of mining at Nautilus.

Borrower’s Chief Financial Officer Patrick Fleury and Borrower’s Chief Accounting Officer Kenneth Deane shall perform a weekly review of actual-to-budget variances with the Lender Designee and/or the Observer.

Conditions to Effectiveness of 5th Amendment

1.     Same conditions as set forth in the Fourth Amendment to Loan, Guaranty and Security Agreement dated as of January 6, 2023;

2.     Receipt by Borrower of binding commitments for no less than $10 million of the Qualifying Equity Capital Raise (excluding the December Warrants) provided that any commitment for convertible indebtedness must provide for mandatory conversion into equity prior to March 15, 2023;

3.     Appointment of the Observer;

4.     Delivery by Borrower to Lenders of an updated 13-Week Budget and an updated perfection certificate for all Loan Parties;

5.     Execution and delivery of Somerset Side Letter (as defined below);

6.     Issuance of Lender Warrants (as defined below) and execution and delivery of the Registration Rights Agreement (as defined below);

7.     All required approvals by Borrower’s shareholders and board of directors; and

8.     Each Lender shall have received all required internal approvals for the 5th Amendment.

Somerset Side Letter:	A side letter between Somerset Operating Company, LLC and the Agent on behalf of the Lenders providing for a 5-year extension of the initial term of the Somerset Lease Agreement upon the occurrence of an Event of Default, including a form of Lease Amendment and a Power of Attorney in favor of the Agent.
Lender Warrants:

1.    “Penny” warrants to purchase an aggregate number of common shares of Borrower equal to 10% of Borrower’s fully diluted equity determined as of the Fifth Amendment effective date (the “Penny Warrants”); and

2.    Warrants to purchase an aggregate number of common shares of Borrower equal to 5% of Borrower’s fully diluted equity determined as of the Fifth Amendment effective date with an exercise price of $1.00 (the “Dollar Warrants” and, together with the Penny Warrants, the “Lender Warrants”);

in each case subject to the provisions of a Warrant Agreement reasonably acceptable to Borrower and the Required Lenders; provided, that the

Warrant Agreement for all such Lender Warrants shall include (i) an Exercise Period for the Penny Warrants beginning on April 1, 2024 and ending on December 31, 2025 and an Exercise Period for the Dollar Warrants beginning on April 1, 2024 and ending on December 31, 2026, and (ii) antidilution protection with respect to (A) the Qualifying Equity Capital Raise, (B) any equity securities issued to Somerset Operating Company, LLC in exchange for a 5-year extension of the initial lease term, and (C) any equity or equity-linked securities issued by Borrower in exchange for up to $5 million following completion of the Qualifying Equity Capital Raise.

The Company shall grant to the Lenders customary registration rights in respect of shares issuable upon exercise of the Lender Warrants pursuant to a registration rights agreement reasonably acceptable to the Lenders (the “Registration Rights Agreement”).

Miscellaneous Provisions
Counterparts:	This Term Sheet may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature (including an electronic signature) shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.
Binding Term Sheet:	This Term Sheet shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties signatory hereto; provided, however, that neither this Term Sheet nor any rights, benefits, obligations or duties hereunder may be assigned, transferred, hypothecated or otherwise conveyed by any Loan Party without the prior express written consent of Agent and the Required Lenders. Any such purported assignment, transfer, hypothecation or other conveyance by any Loan Party without the prior express written consent of Agent and the Required Lenders shall be void.
Choice of Law, Venue, Jury Trial Waiver and Judicial Reference:	IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS TERM SHEET SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 12 OF THE LOAN AGREEMENT, AND SUCH PROVISIONS ARE

INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

IN WITNESS WHEREOF, the parties hereto have caused this Term Sheet to be duly executed by their respective authorized officers as of the date first above written.

LOAN PARTIES:

BORROWER:

TERAWULF INC., as Borrower

By:	/s/ Paul B. Prager
	Name:	Paul B. Prager
	Title:	President and Chief Executive Officer

GUARANTORS:

TERACUB INC., as a Guarantor

By:	/s/ Paul B. Prager
	Name:	Paul B. Prager
	Title:	President and Chief Executive Officer

KYALAMI DATA LLC, as a Guarantor

By:	/s/ Paul B. Prager
	Name:	Paul B. Prager
	Title:	President

LAKE MARINER DATA LLC, as a Guarantor

By:	/s/ Paul B. Prager
	Name:	Paul B. Prager
	Title:	President

[Signature Page to Term Sheet]

TERAWULF BROOKINGS LLC, as a Guarantor

By:	/s/ Paul B. Prager
	Name:	Paul B. Prager
	Title:	President

TERAWULF PLOUGHWIND LLC, as a Guarantor

By:	/s/ Paul B. Prager
	Name:	Paul B. Prager
	Title:	President

TERAWULF (THALES) LLC, as a Guarantor

By:	/s/ Paul B. Prager
	Name:	Paul B. Prager
	Title:	President

TERALEASE LLC, as a Guarantor

By:	/s/ Paul B. Prager
	Name:	Paul B. Prager
	Title:	President

[Signature Page to Term Sheet]

lenders:

SUNRISE PARTNERS LIMITED PARTNERSHIP, as a Lender

By: Paloma Partners Management Company, its general partner

By:	/s/ Douglas W. Ambrose
	Name:	Douglas W. Ambrose
	Title:	Managing Director

SUNEMERALD LLC, as a Lender

By:	/s/ Douglas W. Ambrose
	Name:	Douglas W. Ambrose
	Title:	President

[Signature Page to Term Sheet]

OWL CREEK CREDIT OPPORTUNITIES MASTER FUND, L.P., as a Lender

By:	/s/ Kevin Dibble
	Name:	Kevin Dibble
	Title:	General Counsel

[Signature Page to Term Sheet]

THRACIA, LLC, as a Lender

By:	/s/ Dhan Pai
	Name:	Dhan Pai
	Title:	Authorized Signatory

LUMYNA SPECIALIST FUNDS – EVENT ALTERNATIVE FUND, as a Lender

By:	/s/ Dhan Pai
	Name:	Dhan Pai
	Title:	Authorized Signatory

[Signature Page to Term Sheet]

MARINER ATLANTIC MULTI-STRATEGY MASTER FUND, LTD., as a Lender

By: Mariner Investment Group, LLC, its Investment Manager

By:	/s/ John C. Kelty
	Name:	John C. Kelty
	Title:	Authorized Signatory

[Signature Page to Term Sheet]

NOVAWULF DIGITAL MASTER FUND, L.P. as a Lender

By: NOVAWULF DIGITAL GENPAR, L.P., its General Partner

By: NOVAWULF DIGITAL MGP LTD., its General Partner

By:	/s/ Jason New
	Name:	Jason New
	Title:	Authorized Person

[Signature Page to Term Sheet]

NOVAWULF DIGITAL PRIVATE FUND, LLC as a Lender

By: NovaWulf Digital Management, LP, its Manager

By: NovaWulf Digital Management GP, LLC, its general partner

By:	/s/ Jason New
	Name:	Jason New
	Title:	Authorized Person

[Signature Page to Term Sheet]

JEFFERIES LEVERAGED CREDIT PRODUCTS, LLC, as a Lender

By:	/s/ William McLoughlin
	Name:	William McLoughlin
	Title:	SVP

[Signature Page to Term Sheet]

HN SUMMIT HOUSE CREDIT OPPORTUNITIES FUND I, LP, as a Lender

By: Summit House Capital Management, LLC

By:	/s/ Jed Walsh
	Name:	Jed Walsh
	Title:	Chief Investment Officer

[Signature Page to Term Sheet]

LIVELLO CAPITAL SPECIAL OPPORTUNITIES MASTER FUND LP, as a Lender

By:	/s/ Joseph Salegna
	Name:	Joseph Salegna
	Title:	Chief Financial Officer

[Signature Page to Term Sheet]